UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2018

Central Index Key Number of the issuing entity: 0001702746
Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361
Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113
Bank of America, National Association

Central Index Key Number of the sponsor: 0001089877
KeyBank National Association
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-07	13-3291626

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events

On May 11, 2017, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2017-C33, was issued by Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33, a New York common law trust (the “Issuing Entity”), pursuant to Pooling and Servicing Agreement, dated as of May 1, 2017 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, certificate administrator, certificate registrar, authenticating agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement.

The mortgage loans secured by the mortgaged properties identified as “D.C. Office Portfolio” and “Ralph's Food Warehouse Portfolio” on Schedule I to the Pooling and Servicing Agreement (the “Applicable Mortgage Loans”), which are assets of the Issuing Entity, are serviced and administered under the BANK 2017-BNK4 pooling and servicing agreement (the “BANK 2017-BNK4 PSA”), dated as of April 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, entered into in connection with the issuance of a series of mortgage pass-through certificates entitled BANK 2017-BNK4, Commercial Mortgage Pass-Through Certificates, Series 2017-BNK4 (previously filed as Exhibit 4.4 to Form 8-K/A dated and filed on January 25, 2018).

On June 18, 2018, an agreement (the “Amendment”) was entered into by the parties to the BANK 2017-BNK4 PSA, amending the BANK 2017-BNK4 PSA. The purpose of the Amendment was to provide for a legal fee reserve account that was established in connection with the BANK 2017-BNK4 transaction. The Amendment is attached as Exhibit 4.7 hereto.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:
4.7	Amendment No. 1 to Pooling and Servicing Agreement, dated as of June 18, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer Rialto Capital Advisors, LLC, special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

	By:	/s/ Jane Lam
Name: Jane Lam
Title: Vice President

Date: June 25, 2018

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